EXHIBIT 10.29

                        NON-RECOURSE LINE OF CREDIT NOTE
                        --------------------------------


$950,000.00                                                    November 19, 2003


          FOR VALUE RECEIVED, BLONDER TONGUE LABORATORIES, INC., a Delaware corporation ("Borrower"), promises to pay to the order of ROBERT J. PALLE, Jr. an individual with a principal residence address in the State of New Jersey ("Lender"), at such place as Lender may designate from time to time in writing, the principal sum of NINE HUNDRED FIFTY THOUSAND DOLLARS ($950,000.00), lawful money of the United States of America, or, if less, the outstanding principal balance on all Line of Credit Loans made by Lender pursuant to that certain Loan and Security Agreement of even date herewith by and between Lender and Borrower (as the same may be amended, restated, supplemented or otherwise modified, the "Loan Agreement"), together with interest thereon from the date of each Line of Credit Loan at the rate hereinafter provided and payable as hereinafter provided. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

          Borrower further agrees to pay principal and interest to Lender from time to time as specified in Section 2 of the Loan Agreement.

          If any payment on this Note becomes due and payable on any day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day; provided that interest shall continue to accrue during the period of any such extension.

          This Note is the Note referred to in the Loan Agreement, is secured by the Loan Agreement and evidences the Line of Credit Loans thereunder, and is subject to, and entitled to, all provisions and benefits thereof.

          Notwithstanding anything contained in this Note to the contrary, the Obligations owing by Borrower to Lender hereunder and under the other Loan Documents are absolutely non-recourse, subject only to the rights which Lender has pursuant to the Loan Agreement in the Collateral and Borrower shall not otherwise have any liability (outside of Borrower's ownership interest in the Collateral) for any deficiency which may exist in the event that the proceeds of the Collateral do not garner sufficient funds to satisfy the Obligations owing by Borrower to Lender under this Note or the other Loan Documents. Lender agrees to look solely to the Collateral for payment of the obligations hereunder.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed and delivered this Note as of the date first above written.


                                     BLONDER TONGUE LABORATORIES, INC.



                                     By: /s/ James A. Luksch
                                        ----------------------------------------
                                        James A. Luksch, Chief Executive Officer